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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 25, 2005

                        VITESSE SEMICONDUCTOR CORPORATION
                            (Exact Name of Registrant
                            as Specified in Charter)

                                    Delaware
                         (State or Other Jurisdiction of
                                 Incorporation)

                  0-19654                                 77-0138160
          (Commission File Number)             (IRS Employer Identification No.)

   741 Calle Plano, Camarillo, California                 93012
  (Address of Principal Executive Offices)             (Zip Code)

                                 (805) 388-3700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.  Results of Operations and Financial Condition.

On January 25, 2005, Vitesse Semiconductor Corporation issued a press release announcing its financial results for the quarter ended December 31, 2004. A Copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such filing.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits


Exhibit No.                                Description
-----------                -----------------------------------------------------
99.1                       Press release of Vitesse Semiconductor Corporation
                           dated January 25, 2005, announcing its financial
                           results for the quarter and fiscal year ended
                           December 31, 2004.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 25, 2005             VITESSE SEMICONDUCTOR CORPORATION



                                    By: /s/ Eugene F. Hovanec
                                        ----------------------------------------

                                    Name:  Eugene F. Hovanec
                                           -------------------------------------
                                           Chief Financial Officer
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                                  EXHIBIT INDEX

 99.1 Press release of Vitesse Semiconductor Corporation dated January 25, 2005, announcing its financial results for the quarter and fiscal year ended December 31, 2004.